Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT
FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 1, 2019, but made effective as of November 30, 2018, by and among GP STRATEGIES CORPORATION, a Delaware corporation (the “Parent”), GENERAL PHYSICS (UK) LTD., a company organized and existing under the law of England and Wales with company number 03424328 (“General Physics UK”), GP STRATEGIES HOLDINGS LIMITED, a company organized and existing under the law of England and Wales with company number 06340333 (“GP Holdings UK”), GP STRATEGIES LIMITED, a company organized and existing under the law of England and Wales with company number 08003789 (“GP Strategies Limited”), and GP STRATEGIES TRAINING LIMITED, a company organized and existing under the law of England and Wales with company number 08003851 (“GP Strategies Training UK”; together with the Parent, General Physics UK, GP Holdings UK and GP Strategies Limited, each a “Borrower” and collectively, the “Borrowers”), GP CANADA HOLDINGS COPRORATION, a Delaware corporation (“Guarantor”; together with the Borrowers, each a “Loan Party” and collectively, the “Loan Parties”), the Lenders parties hereto, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (hereinafter referred to in such capacity as the “Administrative Agent”).
BACKGROUND
A.The Borrowers are parties to a Credit Agreement, dated as of November 30, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Guarantor. the lenders party thereto (collectively, the “Lenders”) and the Administrative Agent;
B.    The Guarantor is a party to the Continuing Agreement of Guaranty and Suretyship, dated as of November 30, 2018, in favor of the Administrative Agent pursuant to which, inter alia, the Guarantor guaranteed the payment and performance of the Obligations (as defined in the Credit Agreement);
C.    It was the intention of the parties to the Credit Agreement to permit deductions to net income for Enterprise Resource Planning System (referred to as the ERP system) expenses incurred prior to December 31, 2018 to be added back in calculating Consolidated EBITDA for purposes of the Credit Agreement; and
D.    It was the intention of the parties to the Credit Agreement that the Borrowers cause the Subsidiaries (other than a Foreign Subsidiary or Foreign Subsidiary Holdco) acquired by the Parent as part of the TTI Acquisition to become a party to the Credit Agreement and any applicable Collateral Documents and that the Loan Parties take such further actions with respect to the TTI Acquisition as set forth in clause (ii) of Section 8.1.12 [Additional Collateral; Joinder of Subsidiaries] of the Credit Agreement;
E.    In connection with the TTI Acquisition, the Borrowers have requested that the Administrative Agent agree that, solely with respect to the TTI Acquisition, the period to comply

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with Sections 8.2.6(iii)(B) and (C) of the Credit Agreement be extended to May 6, 2019 (or such later date as the Administrative Agent may agree in its discretion) as permitted pursuant to the terms of the Credit Agreement;
F.    In connection with the TTI Acquisition, the Parent has transferred the Equity Interest of TTI Japan Corporation to GP Strategies Singapore (Asia) Pte. Ltd. and the Borrowers have requested that the Required Lenders consent to such transfer (the “TTI Japan Reorganization”);
G.    As a result of the implementation of the ERP system during the fourth quarter of 2018, the Parent experienced unanticipated delays in completing the year end closing period and, accordingly, the Borrowers have requested an extension of the period of time to deliver the audited financial statements for the Parent for the fiscal year ended December 31, 2018 to April 2, 2019;
H.    It was the intent of the Borrowers to set forth the existing intercompany loans outstanding as of the Closing Date (the “Closing Date Existing Intercompany Loans”) on Schedule 8.2.1 and Schedule 8.2.4 of the Credit Agreement and the Borrowers have requested that the Required Lenders agree to amend and supplement Schedule 8.2.1 and Schedule 8.2.4 of the Credit Agreement accordingly;
I.    The Borrowers have requested that the Required Lenders agree to amend Section 8.2.1 of the Credit Agreement to permit the investments in members of the Group that are not Loan Parties in an aggregate amount after the Closing Date not to exceed at any time outstanding $10,000,000 permitted under Section 8.2.4 of the Credit Agreement to be in the form of intercompany loans such that such investments may be made in the form of a capital contribution or intercompany loan or advance;
J.    The Required Lenders have agreed to (i) amend (a) the definition of Consolidated EBITDA in Section 1.1 of the Credit Agreement to permit the add backs described above in calculating Consolidated EBITDA, (b) Section 8.1.12(ii) of the Credit Agreement to provide that the Loan Parties shall comply with Section 8.1.12(ii) of the Credit Agreement with respect to the TTI Acquisition on or before May 6, 2019 (or such later date as the Administrative Agent may agree in its discretion), (c) Section 8.3.2 of the Credit Agreement to extend the date for the delivery of the audited financial statements of the Parent to April 2, 2019, (d) Schedule 8.2.1 and Schedule 8.2.4 of the Credit Agreement to include the Closing Date Existing Intercompany Loans and (e) Section 8.2.1 to permit investments in members of the Group that are not Loan Parties to be made as intercompany loans, (ii) consent to the TTI Japan Reorganization and (iii) waive each Potential Default or Event of Default, if any, relating to the failure to (a) disclose the Closing Date Existing Intercompany Loans in Schedule 8.2.1 and Schedule 8.2.4 of the Credit Agreement, (b) comply on or before the date hereof with Section 8.2.9 solely in connection with the TTI Acquisition (it being agreed that such date shall be extended to May 6, 2019, or such later date as the Administrative Agent may agree in its sole discretion) and (c) obtain the consent of the Required Lenders to consummate the TTI Japan Reorganization, subject to the terms and conditions hereof, including that such amendments be made effective as of the Closing Date.

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NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
1.Terms. Capitalized terms used herein (including in the Background section above) and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.
2.    First Amendment Effective Date Amendments. Effective as of the First Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a)    Clause (i)(g) of the definition of “Consolidated EBITDA” in Section 1.1 of the Credit Agreement is hereby amended to read in full as follows:
“(g) (I) documented non-recurring restructuring and severance expenses incurred prior to the Closing Date, and (II) documented expenses associated with the Enterprise Resource Planning system (sometimes referred to as the ERP system) incurred on or prior to December 31, 2018,”.
(b)    Clause (ii) of Section 8.1.12 of the Credit Agreement is hereby amended by (i) deleting the phrase “after the Closing Date” the one time it appears therein and replacing it with the phrase “on or after the Closing Date” and (ii) inserting immediately after the phrase “twenty (20) Business Days” the following parenthetical: “(or, solely with respect to any Subsidiary acquired in connection with the TTI Acquisition, on or before May 6, 2019)”.
(c)    Section 8.2.1 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (xviii), replacing the period at the end of clause (xix) with “; and”, and inserting a new clause (xx) immediately after clause (xix) which shall read as follows:
“(xx)    intercompany Indebtedness permitted under Section 8.2.4(vii)”.
(d)    Section 8.2.9 of the Credit Agreement is hereby amended by deleting the phrase “formed or acquired after the Closing Date” the two times it appears therein and substituting in lieu thereof each time the phrase “formed or acquired on or after the Closing Date”.
(e)    Section 8.3.2 of the Credit Agreement is hereby amended by deleting the words “in any event within ninety (90) days after the end of each fiscal year of the Parent” and replacing such words with the following: “in any event by (i) April 2, 2019 with respect to the fiscal year of the Parent ending December 31, 2018 and (ii) within ninety (90) days after the end of each fiscal year of the Parent thereafter”.
(f)    Schedule 8.2.1 and Schedule 8.2.4 of the Credit Agreement are each hereby supplemented by adding the intercompany loans set forth on Exhibit A attached hereto.

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3.    Consent. The Lenders hereby consent to the consummation of the TTI Japan Reorganization.
4.    Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that:
(a)    The representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents are true and correct (i) in the case of representations and warranties qualified by materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of the date hereof (except to the extent that such representations and warranties relate to an earlier date in which case such representations and warranties that expressly relate to an earlier date are true and correct, in the case of such representations and warranties qualified by materiality, in all respects, and otherwise in all material respects, as of such earlier date);
(b)    This Amendment (i) has been duly and validly executed and delivered by each Loan Party, and (ii) constitutes the legal, valid and binding obligation of each Loan Party enforceable against such Loan Party in accordance with its terms except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity relating to enforceability (including laws or judicial decisions limiting the right to specific performance);
(c)    Neither the execution and delivery of this Amendment by the Loan Parties, nor compliance with the terms and provisions hereof by any of the Loan Parties will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the certificate of incorporation, bylaws, certificate of formation, limited liability company agreement, charter or other organizational documents of any Loan Party or (ii) any Law or any material agreement or instrument or order, writ, judgment, injunction or decree to which any Loan Party or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound or to which it is subject, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of any Loan Party or any of its Subsidiaries (other than Liens granted under the Loan Documents);
(d)    No consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Amendment, the Credit Agreement (as amended hereby), and any other agreements contemplated hereby or thereby, other than those that have been obtained or made.
(e)    After giving effect to this Amendment, no Event of Default or Potential Default exists or is continuing.

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5.    Conditions Precedent. This Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of following conditions precedent is satisfied:
(a)    The Administrative Agent shall have received counterparts of this Amendment executed by the Loan Parties, the Administrative Agent and the Required Lenders; and
(b)    The Administrative Agent shall have received, to the extent invoiced, reimbursement of all reasonable fees and expenses of counsel to the Administrative Agent required to be paid or reimbursed by the Borrower hereunder.
6.    Affirmations.
(a)    Each Loan Party hereby: (i) ratifies and affirms all the provisions of the Credit Agreement and the Loan Documents as amended hereby, (ii) agrees that (except as expressly set forth in this Amendment) the terms and conditions of the Credit Agreement and the other Loan Documents, including the security provisions set forth therein, shall remain unaltered and shall continue in full force and effect as supplemented and amended hereby and that all of its obligations thereunder shall be valid and enforceable, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity relating to enforceability (including laws or judicial decisions limiting the right to specific performance), (iii) confirms, acknowledges and agrees that the Collateral Documents (A) extend to secure all indebtedness, obligations and liabilities to be paid, observed, performed and/or discharged thereunder notwithstanding the modifications to the Credit Agreement documented hereunder and (B) continue in full force and effect as a continuing security for all indebtedness, obligations and liabilities the payment, observance, performance and/or discharge of which is thereby expressed to be secured, (iv) affirms and agrees that this Amendment shall not constitute a novation, or complete or partial termination of the Obligations under the Credit Agreement and the other Loan Documents as in effect prior to the First Amendment Effective Date, and (v) acknowledges and agrees that it has no defense, set-off, counterclaim or challenge against the payment of any sums owing under the Credit Agreement and the other Loan Documents or the enforcement of any of the terms or conditions thereof and agrees to be bound thereby and perform thereunder.
(b)    Without limiting the above, each Loan Party hereby acknowledges and confirms that the Collateral granted under the Credit Agreement and the Collateral Documents continues to secure the Obligations.
7.    Ratification; References; No Waiver. Except as expressly amended by this Amendment, the Credit Agreement and the other Loan Documents shall continue to be, and shall remain, unaltered and in full force and effect in accordance with their terms and, except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall neither operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any of the Loan Documents nor constitute a waiver of any Potential Default or Event of Default thereunder. On and after the First Amendment Effective Date, all references in the Credit Agreement to “this Agreement,” “hereof,” “hereto”, “hereunder” or words of like

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import referring to the Credit Agreement shall mean and be deemed to be references to the Credit Agreement as amended hereby and all references in any of the Loan Documents to the Credit Agreement shall be deemed to be to the Credit Agreement as amended hereby.
(a)    On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.
8.    Release. Recognizing and in consideration of the Lenders' agreements set forth herein, each Loan Party hereby waives and releases the Administrative Agent, the Issuing Lender and the Lenders and each of their respective Affiliates and officers, attorneys, agents, employees and advisors of such Persons and Affiliates (the “Released Parties”) from any and all losses, claims, damages, liabilities and related expenses of any kind or nature whatsoever and howsoever arising that each Loan Party ever had or now has against any of them through and including the First Amendment Effective Date arising out of or relating to any acts or omissions with respect to this Amendment, the Credit Agreement, the other Loan Documents or the transactions contemplated hereby or thereby; provided, however, that no Released Party (as applicable) is released from its obligations under the Loan Documents as amended hereby.
9.    Confirmation Regarding TTI Acquisition. The Administrative Agent hereby confirms that, solely with respect to the TTI Acquisition, the period to comply with Sections 8.2.6(iii)(B) and (C) of the Credit Agreement shall have been extended to May 6, 2019 (or such later date as the Administrative Agent may agree in its discretion).
10.    Waiver. Each Event of Default or Potential Default, if any, relating to (a) the failure of the Loan Parties to comply with Section 8.2.9 [Subsidiaries] of the Credit Agreement prior to the First Amendment Effective Date solely in connection with the TTI Acquisition, (b) the failure of the Loan Parties to comply with Section 8.2.1 [Indebtedness] or Section 8.2.4 [Loan and Investments] solely in connection with the Closing Date Existing Intercompany Loans for any period prior to the First Amendment Effective Date or (c) the failure of the Loan Parties to obtain prior consent of the Required Lenders to consummate the TTI Japan Reorganization is hereby waived. The waivers contained herein shall be limited precisely as drafted and shall not constitute a waiver of any other term or provision in the Credit Agreement or the other Loan Documents or be considered a course of conduct or dealing as to any future circumstance, Potential Default or Event of Default, similar or dissimilar.
11.    Miscellaneous.
(a)    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or e‑mail shall be effective as delivery of a manually executed counterpart of this Amendment.
(b)    Integration. This Amendment constitutes the sole agreement of the parties with respect to the transactions contemplated hereby and shall supersede all oral negotiations and the terms of prior writings with respect thereto.

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(c)    Severability. The provisions of this Amendment are intended to be severable. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.
(d)    Headings. The headings used herein are included for convenience and shall not affect the interpretation of this Amendment.
(e)    Cost and Expenses. The Borrowers (subject, in the case of the Foreign Borrowers, to Section 2.1.3 of the Credit Agreement) agree to pay all of the Administrative Agent’s reasonable out-of-pocket fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of counsel to the Administrative Agent.
(f)    Governing Law. This Amendment shall be deemed to be a contract governed by the Laws of the State of New York in accordance with Section 5-1401 of the New York General Obligations Law without regard to its conflict of laws principles that would require application of the laws of another jurisdiction.
(g)    Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.
(h)    Incorporation by Reference. The provisions of Sections 1.2 and 11.11 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, the Loan Parties, the Administrative Agent and the Required Lenders have caused this Amendment to be executed by their duly authorized officers as of the date first above written.
BORROWERS:

GP STRATEGIES CORPORATION

By:

Name:

Title:

EXECUTED as a deed, and delivered when dated, by GENERAL PHYSICS (UK) LTD. acting by a Director, (name)…………………………………… in the presence of:	) ) ) ) )	(signed)…………………………………… Director
Witness

EXECUTED as a deed, and delivered when dated, by GP STRATEGIES HOLDINGS LIMITED acting by a Director, (name)…………………………………… in the presence of:	) ) ) ) )	(signed)…………………………………… Director
Witness

First Amendment
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EXECUTED as a deed, and delivered when dated, by GP STRATEGIES LIMITED acting by a Director, (name)…………………………………… in the presence of:	) ) ) ) )	(signed)…………………………………… Director
Witness

EXECUTED as a deed, and delivered when dated, by GP STRATEGIES TRAINING LIMITED acting by a Director, (name)…………………………………… in the presence of:	) ) ) ) )	(signed)…………………………………… Director
Witness

GUARANTORS:

GP CANADA HOLDINGS CORPORATION

By:

Name:

Title:

LENDERS:

First Amendment
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PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:

Name:

Title:

First Amendment
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WELLS FARGO BANK, N.A.

By:

Name:

Title:

First Amendment
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BANK OF MONTREAL

By:

Name:

Title:

BANK OF MONTREAL

By:

Name:

Title:

First Amendment
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HSBC BANK USA, N.A.

By:

Name:

Title:

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EAST\165526135.4

EXHIBIT A
TO
FIRST AMENDMENT

Supplements to
Schedule 8.2.1 and
Schedule 8.2.4

Closing Date Existing Intercompany Loans

Loan Party	Creditor	Debtor	Type	Amount
GP Strategies Corporation	GP Strategies Corporation	GP Strategies India Pvt. Ltd.	Intercompany Note	$2,000,000
GP Strategies Corporation	GP Strategies Corporation	GP Strategies Argentina S.R.L	Intercompany Note	$300,000
GP Strategies Corporation	GP Strategies Corporation	GP Canada Co.	Intercompany Note	$1,000,000
GP Strategies Corporation	GP Strategies Corporation	GP Strategies Denmark ApS	Intercompany Note	$12,000,000
GP Strategies Corporation	GP Strategies Corporation	GP Strategies Ltd.	Intercompany Note	$12,000,000
GP Strategies Corporation	GP Strategies Corporation	General Physics (UK) Ltd	Intercompany Note	$22,500,000
GP Strategies Corporation	GP Strategies Corporation	GP Strategies (Malaysia) SDN BHD	Intercompany Note	$50,000
GP Strategies Corporation	GP Strategies Corporation	General Physics Corporation Mexico, S.A. de C.V.	Intercompany Note	$1,500,000
GP Strategies Corporation	GP Strategies Corporation	GP Strategies Singapore (Asia) Pte. Ltd	Intercompany Note	$2,000,000
GP Strategies Corporation	GP Strategies Corporation	GP Strategies Taiwan Ltd.	Intercompany Note	$60,000
GP Strategies Corporation	GP Strategies Corporation	GP Strategies Egypt, LLC	Intercompany Note	$200,000
General Physics (UK) Ltd	General Physics (UK) Ltd	GP Strategies Holdings Ltd.	Intercompany Note	£2,000,000
GP Strategies Holdings Limited	GP Strategies Holdings Limited	GP Strategies Denmark ApS	Intercompany Note	£5,500,000
GP Strategies Holdings Limited	GP Strategies Holdings Limited	GP Strategies Sweden AB	Intercompany Note	£100,000
GP Strategies Holdings Limited	GP Strategies Holdings Limited	GP Strategies Egypt, LLC	Intercompany Note	£400,000

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GP Strategies Holdings Limited	GP Strategies Holdings Limited	GP Strategies (Hong Kong) Limited	Intercompany Note	£400,000
GP Strategies Holdings Limited	GP Strategies Holdings Limited	GP Strategies Hungary Kft.	Intercompany Note	£100,000
GP Strategies Holdings Limited	GP Strategies Holdings Limited	GP Strategies Middle East FZ-LLC	Intercompany Note	£1,000,000
GP Strategies Holdings Limited	GP Strategies Holdings Limited	GP Strategies Danismanlik Limited Sirketi	Intercompany Note	£500,000
GP Strategies Holdings Limited	GP Strategies Holdings Limited	GP Strategies Finland Oy	Capital Loan Agreement	€14,135
GP Strategies Training Limited	GP Strategies Training Limited	Effective People A/S	Intercompany Note	£750,000

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